T. Rowe Price Institutional International Growth Equity Fund

Supplement to Summary Prospectus Dated March 1, 2014

The portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2015, Richard N. Clattenburg will replace Robert W. Smith as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Clattenburg joined T. Rowe Price in 2005.

The date of this supplement is September 30, 2014.

E78-041-S 9/30/14